RYDEX SERIES FUNDS

Amended and Restated Rule 18f-3
Multiple Class Plan

August 28, 2000, as amended and restated February 11, 2015

Rydex Series Funds (the “Trust”), a registered investment company that currently consists of a number of separately managed funds, has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), in offering multiple classes of shares in each fund listed on Schedule A hereto (each a “Fund” and together the “Funds”).

A.    Attributes of Share Classes

1.    The rights of each class of shares of the Funds shall be as set forth in the respective Certificate of Class Designation for each class (each a “Certificate”) as each such Certificate is approved by the Trust’s Board of Trustees and as attached hereto as Exhibits.

2.    With respect to each class of shares created hereunder, each share of a Fund will represent an equal pro rata interest in the Fund and will have identical terms and conditions, except that: (i) each new class will have a different class name (or other designation) that identifies the class as separate from any other class; (ii) each class will be offered and sold only to investors meeting the qualifications set forth in the Certificate and disclosed in the Trust’s Prospectuses; (iii) each class will separately bear any distribution fees that are payable in connection with a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a “Distribution Plan”), and separately bear any other service fees (“service fees”) that are payable under any service agreement entered into with respect to that class which are not contemplated by or within the scope of the Distribution Plan; (iv) each class may bear, consistent with rulings and other published statements of position by the Internal Revenue Service, the expenses of the Fund’s operations which are directly attributable to such class (“Class Expenses”); and (v) shareholders of each class will have exclusive voting rights regarding any matter (such as a Distribution Plan or service agreement relating to a class) submitted to shareholders that relates solely to such class, and will have separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class.

B.    Expense Allocations

With respect to each Fund, the expenses of each class shall be allocated as follows: (i) any Rule 12b-1 fees relating to a particular class of shares associated with a Distribution Plan or service fees relating to a particular class of shares are (or will be) borne exclusively by that class; (ii) any incremental transfer agency fees relating to a particular class are (or will be) borne exclusively by that class; and (iii) Class Expenses relating to a particular class are (or will be) borne exclusively by that class.

Non-class specific expenses shall be allocated in accordance with Rule 18f-3(c).

C.    Amendment of Plan; Periodic Review

This Multiple Class Plan must be amended to properly describe (through additional exhibits hereto) each new class of shares upon its approval by the Board.

The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act, must periodically review this Multiple Class Plan for its continued appropriateness, and must approve any material amendment of the Multiple Class Plan as it relates to any class of any Fund covered by the Multiple Class Plan. In approving any material amendment to the Multiple Class Plan, the Trustees, including a majority of the Trustees who are not interested persons of the Trust, must find that the amendment is in the best interests of each class individually and the Trust as a whole.

EXHIBIT A

RYDEX SERIES FUNDS

CERTIFICATE OF CLASS DESIGNATION

ADVISOR CLASS SHARES

1.    CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

Advisor Class shares are subject to asset-based fees under a Distribution and Shareholder Services Plan
(the “Plan”) adopted by the Board of Trustees pursuant to Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Plan, the Trust, on behalf of each applicable Fund, will make monthly payments to Guggenheim Funds Distributors, LLC (the “Distributor”) for providing distribution services, at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Advisor Class shares. The Distributor will use this fee to compensate service providers for providing distribution-relates services, ongoing account maintenance and other services to institutional shareholders (including, when applicable, any underlying beneficial owners) including, but not limited to, answering routine customer inquiries concerning their investments. The Trust, on behalf of each applicable Fund, will make monthly payments to the Servicer for providing shareholder services under the Plan at an annual rate of 0.25% of each Fund’s average daily net assets attributable to the Advisor Class shares, as compensation for providing some or all of the following shareholder services including: (i) maintaining accounts relating to Clients that invest in Advisor Class shares; (ii) arranging for bank wires; (iii) responding to Client inquiries relating to the services performed by the Distributor or any service provider; (iv) responding to inquiries from Clients concerning their investment in Advisor Class shares; (v) assisting Clients in changing dividend options, account designations and addresses; (vi) providing information periodically to Clients showing their position in Advisor Class shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to Clients; (viii) processing purchase exchange and redemption requests from Clients and placing orders with the Funds or their service providers; (ix) providing sub-accounting with respect to Advisor Class shares beneficially owned by Clients; and (x) processing dividend payments from the Funds on behalf of Clients.

2.    ELIGIBILITY OF PURCHASERS

Advisor shares are sold principally to clients of professional money managers (“financial intermediaries”) who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Distributor to offer Advisor Class shares through a no-load network or platform, and to investors who take part in certain asset allocation investment programs.

Advisor Class shares held through a third party (e.g., a brokerage account) are subject to the following minimum initial investment amounts:

•	$1,000 for retirement accounts

•	2,500 for all other accounts

Advisor Class shares held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts). These minimum initial amounts may be waived.

Advisor Class shares held directly at Guggenheim Investments and managed by a financial professional are not subject to minimum initial investment and minimum account balance requirements.

There are no minimum amounts for subsequent investments in Advisor Class shares.

The investor eligibility requirements may be amended from time to time as reflected in the Trust’s then-current registration statement.

3.    EXCHANGE PRIVILEGES

Advisor Class shares of each Fund may be exchanged for Advisor Class shares (or Class H shares, if applicable) of any other Rydex Series Fund or Rydex Dynamic Fund in accordance with the procedures disclosed in the Trust’s Prospectuses, and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.    VOTING RIGHTS

Each Advisor Class shareholder will have one vote for each full Advisor Class share held and a fractional vote for each fractional Advisor Class share held. Advisor Class shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Advisor Class shares (such as a distribution plan or service agreement relating to Advisor Class shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Advisor Class shareholders differ from the interests of holders of any other class.

5.    CONVERSION RIGHTS

Advisor Class shares do not have a conversion feature.

EXHIBIT B

RYDEX SERIES FUNDS

CERTIFICATE OF CLASS DESIGNATION

INVESTOR CLASS SHARES

1.    CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES.

Investor Class shares are sold without a sales charge or asset-based distribution or shareholder servicing fee.

2.    ELIGIBILITY OF PURCHASERS

Investor shares are offered directly through the Funds’ transfer agent, Rydex Fund Services, LLC, and also through authorized securities brokers and other financial intermediaries.

Investor Class shares held through a third party (e.g., a brokerage account) are subject to the following minimum initial investment amounts:

•	$1,000 for retirement accounts

•	$2,500 for all other accounts

Investor Class shares held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts). These minimum initial amounts may be waived.

Investor Class shares held directly at Guggenheim Investments and managed by a financial professional are not subject to minimum initial investment and minimum account balance requirements.

There are no minimum amounts for subsequent investments in Investor Class shares.

The investor eligibility requirements may be amended from time to time as reflected in the Trust’s then-current registration statement.

3.    EXCHANGE PRIVILEGES

Investor Class shares of each Fund may be exchanged for Investor Class shares (or Class H shares, if applicable) of any other Rydex Series Fund or Rydex Dynamic Fund in accordance with the procedures disclosed in the Trust’s Prospectuses, and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.    VOTING RIGHTS

Each Investor Class shareholder will have one vote for each full Investor Class share held and a fractional vote for each fractional Investor Class share held. Investor Class shareholders will have exclusive voting rights regarding any matter submitted to Investor Class shareholders that relates solely to Investor Class shares and will have separate voting rights on any other matter submitted to Investor Class shareholders in which the interests of Investor Class shareholders differ from the interests of holders of any other class.

5.    CONVERSION RIGHTS

Investor Class shares do not have a conversion feature.

EXHIBIT C

RYDEX SERIES FUNDS

CERTIFICATE OF CLASS DESIGNATION

CLASS C SHARES

1.    CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES.

Class C shares are subject to asset-based fees under a Distribution and Shareholder Services Plan (the
“Plan”) adopted by the Board of Trustees pursuant to Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Plan, the Trust, on behalf of each applicable Fund, will make monthly payments to Guggenheim Funds Distributors, LLC (the “Distributor”) and other firms that provide distribution services (“Service Providers”), at an annual rate of up to 0.75% of each Fund’s average daily net assets attributable to the Class C shares. The annual 0.75% distribution fee will be used to reimburse the Distributor for paying investors’ financial advisors an on-going sales commission. The Distributor will advance the first year’s service and distribution fees. The Trust, on behalf of each applicable Fund, will make monthly payments to the Servicer for providing shareholder services under the Plan at an annual rate of 0.25% of each Fund’s average daily net assets attributable to the Class C shares, as compensation for providing some or all of the following shareholder services including: (i) maintaining accounts relating to Clients that invest in Class C shares; (ii) arranging for bank wires; (iii) responding to Client inquiries relating to the services performed by the Distributor or any Service Provider; (iv) responding to inquiries from Clients concerning their investment in Class C shares; (v) assisting Clients in changing dividend options, account designations and addresses; (vi) providing information periodically to Clients showing their position in Class C shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to Clients; (viii) processing purchase exchange and redemption requests from Clients and placing orders with the Funds or their service providers; (ix) providing sub-accounting with respect to Class C shares beneficially owned by Clients; and (x) processing dividend payments from the Funds on behalf of Clients.

2.    ELIGIBILITY OF PURCHASERS

Class C shares are offered primarily through authorized securities brokers and other financial intermediaries. Shares are also offered directly through Rydex Fund Services, LLC.

Class C shares held through a third party (e.g., a brokerage account) are subject to the following minimum initial investment amounts:

•$1,000 for retirement accounts
•$2,500 for all other accounts

Class C shares held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. These minimum initial amounts may be waived.

Class C shares held directly at Guggenheim Investments and managed by a financial professional are not subject to minimum initial investment and minimum account balance requirements.

There are no minimum amount requirements for subsequent investments in Class C shares.

The investor eligibility requirements may be amended from time to time as reflected in the Trust’s then- current registration statement.

3.    EXCHANGE PRIVILEGES

Class C shares of each Fund may be exchanged for Class C shares of any other fund in the Guggenheim Investments Family of Funds in accordance with the procedures disclosed in the Trust’s Prospectuses, and subject to any applicable limitations resulting from the closing of Funds to new investors.

The Guggenheim Investments family of funds currently includes all closed-end and open-end funds (including all of their portfolios) advised by Security Investors, LLC (the “Advisor”), including each series of Rydex Series Funds and Rydex Dynamic Funds (collectively, the “Rydex Funds”), and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor.

4.    VOTING RIGHTS

Each Class C shareholder will have one vote for each full Class C share held and a fractional vote for each fractional Class C share held. Class C shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Class C shares (such as a distribution plan or service agreement relating to Class C shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class C shareholders differ from the interests of holders of any other class.

5.    CONVERSION RIGHTS

Class C shares do not have a conversion feature.

EXHIBIT D

RYDEX SERIES FUNDS

CERTIFICATE OF CLASS DESIGNATION

CLASS H SHARES

1.    CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES.

Class H shares are subject to asset-based fees under a Distribution Plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 and a Shareholder Services Plan (the “Shareholder Services Plan”). Pursuant to the Distribution Plan, the Trust, on behalf of each applicable Fund, will make monthly payments to Guggenheim Funds Distributors, LLC (the “Distributor”) for providing distribution services, at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to the Class H shares. The Distributor will use this fee to compensate service providers for providing distribution-related services, on-going account maintenance and other services to shareholders (including, when applicable, any underlying beneficial owners) including, but not limited to, answering routine customer inquiries concerning their investments. The Trust, on behalf of each applicable Fund, will make monthly payments to the Servicer for providing shareholder services under the Shareholder Services Plan at an annual rate of 0.25% of each Fund’s average daily net assets attributable to the Class H shares, as compensation for providing some or all of the following shareholder services including: (i) maintaining accounts relating to Clients that invest in Class H shares; (ii) arranging for bank wires; (iii) responding to Client inquiries relating to the services performed by the Distributor or any service provider; (iv) responding to inquiries from Clients concerning their investment in Class H shares; (v) assisting Clients in changing dividend options, account designations and addresses; (vi) providing information periodically to Clients showing their position in Class H shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to Clients; (viii) processing purchase exchange and redemption requests from Clients and placing orders with the Funds or their service providers; (ix) providing sub-accounting with respect to Class H shares beneficially owned by Clients; and (x) processing dividend payments from the Funds on behalf of Clients. Each Servicer will only receive up to 0.25% of each Fund’s average daily net assets for either distribution-related services or shareholder services.

2.    ELIGIBILITY OF PURCHASERS

Class H shares are offered directly through the Funds’ transfer agent, Rydex Fund Services, LLC, and also through authorized securities brokers and other financial intermediaries.

Class H shares held through a third party (e.g., a brokerage account) are subject to the following minimum initial investment amounts:

•$1,000 for retirement accounts
•$2,500 for all other accounts

Class H shares held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts). These minimum initial amounts may be waived.

Class H shares held directly at Guggenheim Investments and managed by a financial professional are not subject to minimum initial investment and minimum account balance requirements.

There are no minimum amounts for subsequent investments in Class H shares.

The investor eligibility requirements may be amended from time to time as reflected in the Trust’s then- current registration statement.

3.    EXCHANGE PRIVILEGES

Class H shares of each Fund may be exchanged for Class H shares (or Investor Class shares or Advisor Class shares, if applicable) of any other Rydex Series Fund or Rydex Dynamic Fund in accordance with the procedures disclosed in the Trust’s Prospectuses, and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.    VOTING RIGHTS

Each Class H shareholder will have one vote for each full Class H share held and a fractional vote for each fractional Class H share held. Class H shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Class H shares (such as a distribution plan relating to Class H shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class H shareholders differ from the interests of holders of any other class.

5.    CONVERSION RIGHTS

Class H shares do not have a conversion feature.

EXHIBIT E

RYDEX SERIES FUNDS

CERTIFICATE OF CLASS DESIGNATION

CLASS A SHARES

1.    CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES.

Class A shares are subject to asset-based fees under a Distribution Plan (the “Plan”) adopted by the Board of Trustees pursuant to Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Plan, the Trust, on behalf of each applicable Fund, will make monthly payments to Guggenheim Funds Distributors, LLC (the “Distributor”) for providing distribution services at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to the Class A shares. The Distributor will use this fee to compensate service providers for providing distribution-related services, on-going account maintenance and other services to shareholders (including, when applicable, any underlying beneficial owners) including, but not limited to, answering routine customer inquiries concerning their investments. In addition, Class A shares are sold at NAV, plus the applicable front-end sales charge, as described in more detail in the Funds’ Class A shares Prospectuses.

2.    ELIGIBILITY OF PURCHASERS

Class A shares are offered primarily through authorized securities brokers and other financial intermediaries. Shares are also offered directly through Rydex Fund Services, LLC.

Class A shares held through a third party (e.g., a brokerage account) are subject to the following minimum initial investment amounts:

•$1,000 for retirement accounts
•$2,500 for all other accounts

Class A shares held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. These minimum initial amounts may be waived.

Class A shares held directly at Guggenheim Investments and managed by a financial professional are not subject to minimum initial investment and minimum account balance requirements.

There are no minimum amount requirements for subsequent investments in Class A shares.

The investor eligibility requirements may be amended from time to time as reflected in the Trust’s then- current registration statement.

3.    EXCHANGE PRIVILEGES

Class A shares of each Fund may be exchanged for Class A shares of any other fund in the Guggenheim Investments Family of Funds in accordance with the procedures disclosed in the Trust’s Prospectuses, and subject to any applicable limitations resulting from the closing of Funds to new investors.

The Guggenheim Investments family of funds currently includes all closed-end and open-end funds (including all of their portfolios) advised by Security Investors, LLC (the “Advisor”), including each series of Rydex Series Funds and Rydex Dynamic Funds (collectively, the “Rydex Funds”), and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor.

4.    VOTING RIGHTS

Each Class A shareholder will have one vote for each full Class A share held and a fractional vote for each fractional Class A share held. Class A shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Class A shares (such as a distribution plan relating to Class A shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class A shareholders differ from the interests of holders of any other class.

5.    CONVERSION RIGHTS

Class A shares do not have a conversion feature.

EXHIBIT F

RYDEX SERIES FUNDS

CERTIFICATE OF CLASS DESIGNATION

CLASS Y SHARES

1.    CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES.

Class Y shares are sold without a sales charge or asset-based distribution or shareholder servicing fee. The Trust will pay Rydex Fund Services, LLC a fee of 0.20% on the last day of each month, based on the average daily net assets of each Fund attributable to the Class Y shares for general administrative shareholder, dividend disbursement, transfer agent, and registrar and other services.

2.    ELIGIBILITY OF PURCHASERS

Eligible investors may purchase Class Y shares of a Fund through an authorized broker-dealer or directly from the Fund’s transfer agent, Rydex Fund Services, LLC.

Eligible investors for Class Y shares include the following:

•	Institutions that hold omnibus accounts and do not require revenue sharing or service fee payments on those shares;

•	Retirement platforms that hold omnibus accounts and do not require revenue sharing or service fee payments on those shares;

•	College savings plan accounts under Section 529 of the Internal Revenue Code of 1986, as amended;

•	Funds of Funds advised by Security Investors, LLC, or its affiliates;

•	Funds of Funds advised by unaffiliated investment advisers; and

•	Institutions that invest the minimum initial investment amount in the Fund, which is $25,000,000.

The investor eligibility requirements may be amended from time to time as reflected in the Trust’s then- current registration statement.

3.    EXCHANGE PRIVILEGES

Class Y shares of each Fund may be exchanged for Class Y shares of any other fund in the Guggenheim Investments Family of Funds in accordance with the procedures disclosed in the Trust’s Prospectuses, and subject to any applicable limitations resulting from the closing of Funds to new investors.

The Guggenheim Investments family of funds currently includes all closed-end and open-end funds (including all of their portfolios) advised by Security Investors, LLC (the “Advisor”), including each series of Rydex Series Funds and Rydex Dynamic Funds (collectively, the “Rydex Funds”), and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor.

4.    VOTING RIGHTS

Each Class Y shareholder will have one vote for each full Class Y share held and a fractional vote for each fractional Class Y share held. Class Y shareholders will have exclusive voting rights regarding any matter submitted to Class

Y shareholders that relates solely to Class Y shares and will have separate voting rights on any other matter submitted to Class Y shareholders in which the interests of Class Y shareholders differ from the interests of holders of any other class.

5.    CONVERSION RIGHTS

Class Y shares do not have a conversion feature.

EXHIBIT G

RYDEX SERIES FUNDS

CERTIFICATE OF CLASS DESIGNATION

INSTITUTIONAL CLASS SHARES

1.    CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES.

Institutional Class shares are sold without a sales charge or asset-based distribution or shareholder servicing fee.

2.    ELIGIBILITY OF PURCHASERS

Institutional Class shares are offered directly through the Funds’ transfer agent, Rydex Fund Services, LLC, and also through authorized securities brokers and other financial intermediaries.

Institutional Class shares generally may be purchased by the following types of investors:

•	Institutional investors, such as corporations, pension and profit sharing plans, and foundations, who invest the minimum initial investment amount of $2 million in a Fund.

•	Investors who invest the minimum initial investment amount of $2 million directly with the Funds’ transfer agent;

•	Employee benefit plan programs that have at least $25 million in plan assets;

•
Directors and officers of the Funds and other mutual funds managed by the Advisor or one or more of its affiliates, and directors, officers and employees of Guggenheim Partners, LLP and its affiliates;

•	Broker-dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts;

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts;

•	Internal Revenue Code Section 529 college savings plan accounts;

•	Funds of Funds advised by the Advisor or its affiliates; and

•	Funds of Funds advised by unaffiliated investment advisers.

To purchase Institutional Class shares of a Fund, shareholders generally must invest a minimum amount of $2 million in the Fund or meet certain other eligibility criteria.

If an investor is deemed to be an “eligible investor” by virtue of an initial investment directly with the Funds’ transfer agent, Rydex Fund Services, LLC, or through a financial intermediary in an amount of $2 million or more, the investor’s account may be subject to a minimum account balance requirement of $1 million.

There are no minimum amount requirements for subsequent investments in the Funds except for subsequent investments made via Automated Clearing House (“ACH”).

The Funds reserve the right to waive the minimum initial investment amount, account balance, and certain other investor eligibility requirements at any time, with or without prior notice to shareholders. In addition, the minimum initial investment amount, account balance, and investor eligibility requirements for purchases of Institutional Class shares may be amended from time to time as reflected in the Funds’ then-current registration statement.

3.    EXCHANGE PRIVILEGES

Institutional Class shares of each Fund may be exchanged for Institutional Class shares of any other fund in the Guggenheim Investments Family of Funds in accordance with the procedures disclosed in the Trust’s Prospectuses, and subject to any applicable limitations resulting from the closing of Funds to new investors.

The Guggenheim Investments family of funds currently includes all closed-end and open-end funds (including all of their portfolios) advised by Security Investors, LLC (the “Advisor”), including each series of Rydex Series Funds and Rydex Dynamic Funds (collectively, the “Rydex Funds”), and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor.

4.    VOTING RIGHTS

Each Institutional Class shareholder will have one vote for each full Institutional Class share held and a fractional vote for each fractional Institutional Class share held. Institutional Class shareholders will have exclusive voting rights regarding any matter submitted to Institutional Class shareholders that relates solely to Institutional Class shares and will have separate voting rights on any other matter submitted to Institutional Class shareholders in which the interests of Institutional Class shareholders differ from the interests of holders of any other class.

5.    CONVERSION RIGHTS

Institutional Class shares do not have a conversion feature; provided, however, that the Trust reserves the right to convert a shareholder’s Institutional Class shares to Class H shares if such shareholder’s account balance falls below the minimum initial purchase amount.

EXHIBIT H

RYDEX SERIES FUNDS

CERTIFICATE OF CLASS DESIGNATION

MONEY MARKET CLASS SHARES

1.    CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

Money Market Class shares are sold without a sales charge or asset-based distribution or shareholder servicing fee.

2.    ELIGIBILITY OF PURCHASERS

Money Market Class shares are sold principally to clients of professional money managers (“financial intermediaries”) who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds’ principal underwriter, Guggenheim Funds Distributors, LLC, to offer Money Market Class shares through a no-load network or platform, and to investors who take part in certain asset allocation investment programs. Money Market Class shares also are offered directly through the Funds’ transfer agent, Rydex Fund Services, LLC, and also through authorized securities brokers and other financial intermediaries.

Money Market Class shares held either directly with Guggenheim Investments or through a third party (e.g., a brokerage account) are not subject to a minimum initial investment amount or a minimum account balance.

The investor eligibility requirements may be amended from time to time as reflected in the Trust’s then- current registration statement.

3.    EXCHANGE PRIVILEGES

Money Market Class shares may be exchanged for shares of any class of any fund in the Guggenheim Investments Family of Funds, subject to the purchaser eligibility requirement of such share class and in accordance with the procedures disclosed in the Trust’s Prospectuses and any applicable limitations resulting from the closing of Funds to new investors.

The Guggenheim Investments family of funds currently includes all closed-end and open-end funds (including all of their portfolios) advised by Security Investors, LLC (the “Advisor”), including each series of Rydex Series Funds and Rydex Dynamic Funds (collectively, the “Rydex Funds”), and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor.

4.    VOTING RIGHTS

Each Money Market Class shareholder will have one vote for each full Money Market Class share held and a fractional vote for each fractional Money Market Class share held. Money Market Class shareholders will have exclusive voting rights regarding any matter submitted to Money Market Class shareholders that relates solely to Money Market Class shares and will have separate voting rights on any other matter submitted to Money Market Class shareholders in which the interests of Money Market Class shareholders differ from the interests of holders of any other class.

5.    CONVERSION RIGHTS

Money Market Class shares do not have a conversion feature.

EXHIBIT I

RYDEX SERIES FUNDS

CERTIFICATE OF CLASS DESIGNATION

CLASS P SHARES

1.    CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES.

Class P shares are subject to asset-based fees under a Distribution Plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Distribution Plan, the Trust, on behalf of each applicable Fund, will make monthly payments to Guggenheim Funds Distributors, LLC (the “Distributor”) for providing distribution services, at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to the Class P shares. The Distributor will use this fee to compensate service providers for providing distribution-related services, on-going account maintenance and other services to shareholders (including, when applicable, any underlying beneficial owners) including, but not limited to, answering routine customer inquiries concerning their investments.

2.    ELIGIBILITY OF PURCHASERS

Class P shares are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the Funds in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms.

Class P shares are subject to the following minimum initial investment amount:

•	$2,500 for all accounts

The minimum listed above may be modified or waived for certain financial firms that submit orders on behalf of their customers.

The investor eligibility requirements may be amended from time to time as reflected in the Trust’s then- current registration statement.

3.    EXCHANGE PRIVILEGES

Class P shares of each Fund may be exchanged for Class P shares of any other Rydex Series Fund in accordance with the procedures disclosed in the Trust’s Prospectuses, and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.    VOTING RIGHTS

Each Class P shareholder will have one vote for each full Class P share held and a fractional vote for each fractional Class P share held. Class P shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Class P shares (such as a distribution plan relating to Class P shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class P shareholders differ from the interests of holders of any other class.

5.    CONVERSION RIGHTS

Class P shares do not have a conversion feature.

RULE 18F-3 MULTIPLE CLASS PLAN

Schedule

FUND	INVESTOR CLASS SHARES	ADVISOR CLASS SHARES	CLASS A SHARES	CLASS C SHARES	CLASS H SHARES	CLASS P SHARES	CLASS Y SHARES	INSTITUTIONAL CLASS SHARES	MONEY MARKET CLASS SHARES
Nova Fund	X	X	X	X	X
Inverse S&P 500 Strategy Fund	X	X	X	X	X
NASDAQ-100® Fund	X	X	X	X	X
Inverse NASDAQ-100® Strategy Fund	X	X	X	X	X
Government Long Bond 1.2x Strategy Fund	X	X	X	X	X
Inverse Government Long Bond Strategy Fund	X	X	X	X	X
U.S. Government Money Market Fund*									X
Europe 1.25x Strategy Fund			X	X	X
Japan 2x Strategy Fund			X	X	X
Russell 2000® 1.5x Strategy Fund			X	X	X
Mid-Cap 1.5x Strategy Fund			X	X	X
Inverse Mid-Cap Strategy			X	X	X
S&P 500® Pure Value Fund			X	X	X
S&P 500® Pure Growth Fund			X	X	X
S&P MidCap 400® Pure Value Fund			X	X	X
S&P MidCap 400® Pure Growth Fund			X	X	X
S&P SmallCap 600® Pure Value Fund			X	X	X
S&P SmallCap 600® Pure Growth Fund			X	X	X

FUND	INVESTOR CLASS SHARES	ADVISOR CLASS SHARES	CLASS A SHARES	CLASS C SHARES	CLASS H SHARES	CLASS P SHARES	CLASS Y SHARES	INSTITUTIONAL CLASS SHARES	MONEY MARKET CLASS SHARES
Inverse Russell 2000® Strategy Fund			X	X	X
Strengthening Dollar 2x Strategy Fund			X	X	X
Weakening Dollar 2x Strategy Fund			X	X	X
Banking Fund	X	X	X	X
Basic Materials Fund	X	X	X	X
Biotechnology Fund	X	X	X	X
Commodities Strategy Fund			X	X	X
Consumer Products Fund	X	X	X	X
Electronics Fund	X	X	X	X
Energy Fund	X	X	X	X
Energy Services Fund	X	X	X	X
Financial Services Fund	X	X	X	X
Health Care Fund	X	X	X	X
Internet Fund	X	X	X	X
Leisure Fund	X	X	X	X
Precious Metals Fund	X	X	X	X
Real Estate Fund			X	X	X
Retailing Fund	X	X	X	X
Technology Fund	X	X	X	X
Telecommunications Fund	X	X	X	X
Transportation Fund	X	X	X	X
Utilities Fund	X	X	X	X
Long Short Equity Fund			X	X		X		X
Multi-Hedge Strategies Fund			X	X		X		X
S&P 500® Fund			X	X	X
Russell 2000® Fund			X	X	X
High Yield Strategy Fund			X	X	X
Inverse High Yield Strategy Fund			X	X	X
Managed Futures Strategy Fund			X	X		X	X	X

FUND	INVESTOR CLASS SHARES	ADVISOR CLASS SHARES	CLASS A SHARES	CLASS C SHARES	CLASS H SHARES	CLASS P SHARES	CLASS Y SHARES	INSTITUTIONAL CLASS SHARES	MONEY MARKET CLASS SHARES
Event Driven and Distressed Strategies Fund			X	X		X		X
International 2x Strategy Fund			X	X	X
Inverse International 2x Strategy Fund			X	X	X
Emerging Markets 2x Strategy Fund			X	X	X
Inverse Emerging Markets 2x Strategy Fund			X	X	X
Emerging Markets Bond Strategy Fund			X	X	X
Monthly Rebalance NASDAQ-100® 2x Strategy Fund			X	X	X

*    Effective June 15, 2012, the U.S. Government Money Market Fund no longer offers Investor Class shares, Advisor Class shares, Class A shares, Class C shares and Investor2 Class shares and instead offers a single share class, Money Market Class shares.